Exhibit 99.1

Investor Contact:

Erica Abrams, The Blueshirt Group for Borland

415.217.7722

erica@blueshirtgroup.com

Company Contact:

Aaron Feigin

408.863.2409

aaron.feigin@borland.com

Borland Reports Financial Results for Second Quarter of Fiscal Year 2005

Cupertino, Calif. – August 2, 2005 — Borland Software Corporation (Nasdaq: BORL), the global leader in platform-independent solutions for software delivery optimization, today announced financial results for its second quarter ended June 30, 2005.

Revenues for the second quarter of 2005 were $66.6 million, GAAP net loss was $17.5 million, or $0.23 per diluted share, and Non-GAAP net income was $74,000, or $0.00 per diluted share. Second quarter results were at the high end of Borland’s preliminary outlook issued on July 7, 2005. GAAP results for the second quarter of 2005 include $15.7 million in charges related to restructuring activities, primarily related to exit activities involving a U.S. facility.

“We continued to see positive signs in the ALM (Application Lifecycle Management) segment of our business as more customers turn to Borland to help maximize the business value of their software,” commented Scott Arnold, Interim Chief Executive Officer of Borland. “Our challenge is to accelerate growth in our ALM business while managing our maturing products. Our efforts for the remainder of 2005 will focus squarely on executing our ALM growth strategy.”

Business Outlook

Management provided the following financial guidance:

For the quarter ending September 30, 2005, on a GAAP basis:

•	Revenues in the range of $60 to $66 million.

•	Forecast net loss per share in the range of $(0.13) to $(0.06), including ($0.01) in restructuring charges.

For the quarter ending September 30, 2005, on a Non-GAAP basis:

•	Forecast net loss per share in the range of $(0.08) to $(0.01).

The following table shows our Non-GAAP anticipated results for the quarter ending September 30, 2005 reconciled to the GAAP anticipated results. Our Non-GAAP anticipated results exclude restructuring costs, amortization of intangible assets and acquisition-related expenses, as applicable.

	Estimated per Share
	Low	High
	(unaudited)
GAAP net loss	$(0.13)	$(0.06)

Restructuring costs, amortization of intangible assets and acquisition-related expenses(1)	0.05	0.05

Non-GAAP net loss	$(0.08)	$(0.01)

(1)	Includes $0.01 for restructuring costs and $0.04 for amortization of intangible assets and acquisition-related expenses.

Earnings Conference Call Information

Borland Software Corporation’s second quarter 2005 teleconference and simultaneous Webcast is scheduled to begin at 2:30 p.m. PT, on Tuesday, August 2, 2005. To access the live Webcast, please visit the Investor Relations section of Borland’s website. A replay will be available approximately two hours after the conference call ends and will be available through midnight August 16, 2005. The replay number is (800) 405-2236 or (303) 590-3000, with passcode 11035779. The archived Webcast will also be available on our website.

Non-GAAP Financial Measures

Borland provides all information required in accordance with generally accepted accounting principles (GAAP), but it believes that evaluating its ongoing operating results may be difficult to understand if limited to reviewing only GAAP financial measures. Internally, Borland reviews its Non-GAAP consolidated statement of operations, including calculations of Non-GAAP gross profit, operating income (loss), net income (loss) and net income (loss) per share, which exclude as applicable restructuring, amortization of intangible assets, acquisition-related expenses, gains and losses on sales of investments, and the related tax effect, to evaluate its ongoing operations and to allocate resources within the organization.

Borland’s management does not itself, nor does it suggest that investors should, consider such Non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Borland presents such Non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Borland’s operating results in a manner that focuses on what management believes to be Borland’s ongoing business operations. Management believes that the inclusion of Non-GAAP financial measures provides consistency and comparability with past reports of financial results and historically provided comparability to similar companies in Borland’s industry. Investors should note, however, that the Non-GAAP financial measures used by Borland may not be the same Non-GAAP financial measures as, and may not be calculated in the same manner as, that of other companies. Borland’s management believes it is useful for the company and investors to review both GAAP information that includes the expenses, charges, gains, and losses mentioned below and the Non-GAAP consolidated statement of operations, including calculations of Non-GAAP gross profit, operating income (loss), net income (loss) and net income (loss) per share that exclude such charges to have a better understanding of the overall performance of Borland’s business and its ability to perform in subsequent periods. Whenever Borland uses such a Non-GAAP financial measure, it provides a reconciliation of Non-GAAP financial measures to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these Non-GAAP financial measures to their most directly comparable GAAP financial measure.

Borland excludes restructuring charges, including (i) employee severance and other termination benefits, (ii) lease termination costs and other expenses associated with exiting a facility, (iii) disposition of fixed assets, and (iv) other costs associated with terminating contracts, from its Non-GAAP consolidated statement of operations, including its calculations of Non-GAAP gross profit, operating income (loss), net income (loss) and net income (loss) per share. Expenses related to restructuring have, in some cases, had a significant cash impact and effect on Borland’s results of operations, including its net income (loss) as measured in accordance with GAAP. However, Borland’s management believes such restructuring charges are periodic costs incurred to realign its operating expenses with its anticipated future revenues and, consequently, does not consider these restructuring costs as a normal component of its expenses related to ongoing operations. As a result, Borland’s management believes it is useful for itself and investors to review both GAAP information that includes such charges and Non-GAAP financial measures that exclude these charges to have a better understanding of the overall performance of Borland’s ongoing business operations and its performance in the periods presented. In accordance with GAAP, Borland regularly amortizes the remaining value of certain intangible assets over various periods. However, these amortization expenses result in no ongoing cash expenditures and otherwise have no material impact on Borland’s ongoing business operations. Similarly, from time to time, Borland undertakes strategic acquisitions and investments. The expenses related to such acquisitions and investments and the gains and losses on investments that are ultimately sold or otherwise disposed of may or may not result in a significant cash impact or effect on net income (loss) as measured in accordance with GAAP, but their impact is not directly related to Borland’s ongoing business activities in such periods. Borland believes that examination of both GAAP information that includes such charges and Non-GAAP financial measures that exclude such expenses provide management with information valuable to allocating available resources. Borland believes that if it did not provide such Non-GAAP financial information, investors would not have all the necessary data to analyze Borland’s ongoing operations.

About Borland

Founded in 1983, Borland Software Corporation (NASDAQ: BORL) is the global leader in Software Delivery Optimization. The company provides the software and services that align the people, processes and technology required to maximize the business value of software. To learn more about delivering quality software, on time and within budget, visit: http://www.borland.com.

Safe Harbor Statement

This release contains “forward-looking statements” including statements regarding Borland’s strategic focus, near-term and long-term outlook and anticipated financial performance in the coming quarter. Such forward-looking statements are based on current expectations that involve a number of uncertainties and risks that may cause actual events or results to differ materially. Factors that could cause actual events or results to differ materially include, among others, our ability to sell multi-product solutions for the application development lifecycle; the effects of a longer sales cycle as we increase our focus on larger enterprise customers; our ability to maintain revenue levels in our legacy product lines; the effects that altered spending priorities will have on our financial results; market acceptance and adoption of our products and services including our enterprise software development platform/solution; our ability to enhance the quality and scalability of our products to meet the needs of our customers; and general industry trends, general economic factors and capital market conditions. These and other risks may be detailed from time to time in Borland’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to its latest Annual Report on Form 10-K, and its latest quarterly report on Form 10-Q, copies of which may be obtained from http://www.sec.gov. Borland is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise. Information contained in our website is not incorporated by reference in, or made part of this press release.

(TABLES TO FOLLOW)

###

BORLAND SOFTWARE CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, unaudited)

	June 30, 2005	December 31, 2004
ASSETS
Cash, cash equivalents and short-term investments	$189,722	$221,198
Accounts receivable, net	50,631	62,924
Property and equipment, net	17,038	16,117
Goodwill and acquired intangibles	191,420	195,020
Other assets	22,815	20,024

Total assets	$471,626	$515,283

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deferred revenues	$50,426	$51,647
Other current liabilities	79,389	80,923

Total current liabilities	129,815	132,570
Other long-term liabilities	15,670	6,333
Stockholders’ equity	326,141	376,380

Total liabilities and stockholders’ equity	$471,626	$515,283

BORLAND SOFTWARE CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
License and other revenues	$38,159	$54,134	$81,723	$104,954
Service revenues	28,405	22,392	56,165	44,431

Total revenues	66,564	76,526	137,888	149,385

Cost of license and other revenues	1,997	1,643	4,875	4,474
Cost of service revenues	9,631	5,801	18,959	11,803
Amortization of acquired intangibles	2,521	2,375	5,033	4,936

Cost of revenues	14,149	9,819	28,867	21,213

Gross profit	52,415	66,707	109,021	128,172

Selling, general and administrative expenses	40,970	42,219	83,262	82,794
Research and development expenses	14,069	17,195	28,698	33,986
Restructuring, amortization of other intangibles and acquisition-related expenses	16,577	1,214	17,725	2,953

Total operating expenses	71,616	60,628	129,685	119,733

Operating income (loss)	(19,201)	6,079	(20,664)	8,439
Gain on sale of investment	—	—	4,680	—
Interest and other income (expense), net	1,287	(245)	2,507	23

Income (loss) before income taxes	(17,914)	5,834	(13,477)	8,462
Income tax provision (benefit)	(368)	2,988	575	4,903

Net income (loss)	$(17,546)	$2,846	$(14,052)	$3,559

Net income (loss) per share:

Net income (loss) per share — basic	$(0.23)	$0.04	$(0.18)	$0.04

Net income (loss) per share — diluted	$(0.23)	$0.03	$(0.18)	$0.04

Shares used in computing basic net income (loss) per share	77,421	80,381	78,897	80,594

Shares used in computing diluted net income (loss) per share	77,421	81,798	78,897	82,247

BORLAND SOFTWARE CORPORATION

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended June 30, 2005			Three Months Ended June 30, 2004
	GAAP	Non- GAAP Adjust- ments	Non-GAAP	GAAP	Non- GAAP Adjust- ments	Non- GAAP
License and other revenues	$38,159	$—	$38,159	$54,134	$—	$54,134
Service revenues	28,405	—	28,405	22,392	—	22,392

Total revenues	66,564	—	66,564	76,526	—	76,526

Cost of license and other revenues	1,997	—	1,997	1,643	—	1,643
Cost of service revenues	9,631	—	9,631	5,801	—	5,801
Amortization of acquired intangibles(a)	2,521	(2,521)	—	2,375	(2,375)	—

Cost of revenues	14,149	(2,521)	11,628	9,819	(2,375)	7,444

Gross profit	52,415	2,521	54,936	66,707	2,375	69,082

Selling, general and administrative expenses	40,970	—	40,970	42,219	—	42,219
Research and development expenses	14,069	—	14,069	17,195	—	17,195
Restructuring, amortization of other intangibles and acquisition-related expenses(b)	16,577	(16,577)	—	1,214	(1,214)	—

Total operating expenses	71,616	(16,577)	55,039	60,628	(1,214)	59,414

Operating income (loss)	(19,201)	19,098	(103)	6,079	3,589	9,668
Gain on sale of investment(c)	—	—	—	—	—	—
Interest and other income (expense), net	1,287	—	1,287	(245)	—	(245)

Income (loss) before income taxes	(17,914)	19,098	1,184	5,834	3,589	9,423
Income tax provision (benefit)(d)	(368)	1,478	1,110	2,988	(67)	2,921

Net income (loss)	$(17,546)	$17,620	$74	$2,846	$3,656	$6,502

Net income (loss) per share:
Net income (loss) per share — basic	$(0.23)	$0.23	$0.00	$0.04	$0.04	$0.08

Net income (loss) per share — diluted	$(0.23)	$0.23	$0.00	$0.03	$0.05	$0.08

Shares used in computing basic net income (loss) per share	77,421	—	77,421	80,381	—	80,381

Shares used in computing diluted net income (loss) per share(e)	77,421	430	77,851	81,798	—	81,798

BORLAND SOFTWARE CORPORATION

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Six Months Ended June 30, 2005			Six Months Ended June 30, 2004
	GAAP	Non- GAAP Adjust- ments	Non- GAAP	GAAP	Non- GAAP Adjust- ments	Non- GAAP
License and other revenues	$81,723	$—	$81,723	$104,954	$—	$104,954
Service revenues	56,165	—	56,165	44,431	—	44,431

Total revenues	137,888	—	137,888	149,385	—	149,385

Cost of license and other revenues	4,875	—	4,875	4,474	—	4,474
Cost of service revenues	18,959	—	18,959	11,803	—	11,803
Amortization of acquired intangibles(a)	5,033	(5,033)	—	4,936	(4,936)	—

Cost of revenues	28,867	(5,033)	23,834	21,213	(4,936)	16,277

Gross profit	109,021	5,033	114,054	128,172	4,936	133,108

Selling, general and administrative expenses	83,262	—	83,262	82,794	—	82,794
Research and development expenses	28,698	—	28,698	33,986	—	33,986
Restructuring, amortization of other intangibles and acquisition-related expenses(b)	17,725	(17,725)	—	2,953	(2,953)	—

Total operating expenses	129,685	(17,725)	111,960	119,733	(2,953)	116,780

Operating income (loss)	(20,664)	22,758	2,094	8,439	7,889	16,328
Gain on sale of investment(c)	4,680	(4,680)	—	—	—	—
Interest and other income (expense), net	2,507	—	2,507	23	—	23

Income (loss) before income taxes	(13,477)	18,078	4,601	8,462	7,889	16,351
Income tax provision(d)	575	1,453	2,028	4,903	166	5,069

Net income (loss)	$(14,052)	$16,625	$2,573	$3,559	$7,723	$11,282

Net income (loss) per share:
Net income (loss) per share — basic	$(0.18)	$0.21	$0.03	$0.04	$0.10	$0.14

Net income (loss) per share — diluted	$(0.18)	$0.21	$0.03	$0.04	$0.10	$0.14

Shares used in computing basic net income (loss) per share	78,897	—	78,897	80,594	—	80,594

Shares used in computing diluted net income (loss) per share(e)	78,897	838	79,735	82,247	—	82,247

The above Non-GAAP results exclude the following items, which are included in Borland’s Condensed Consolidated Statements of Operations when presented in accordance with GAAP:

(a)	Amortization of intangible assets resulting from acquisitions
(b)	Restructuring expenses and reversals, amortization of other intangible assets and acquisition-related stock-based compensation expenses
(c)	Gain on the sale of an equity investment

The above Non-GAAP results are adjusted for the following items:

(d)	Income tax effect on Non-GAAP items
(e)	Dilutive stock options and restricted stock awards in periods reporting GAAP net loss